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                        [ARTHUR ANDERSEN LLP LETTERHEAD]




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated August 29, 1995, included in Rural/Metro Corporation's Form 10-K for the year ended June 30, 1995, and to all references to our firm included in this registration statement.

                                        /s/ ARTHUR ANDERSEN LLP


Phoenix, Arizona,
 June 28, 1996.









                                 EXHIBIT 23.2